Exhibit 99.1

December 11, 2024 Development path to NDA for • Alzheimer’s disease • Parkinson’s disease Investor Update

2 FORWARD - LOOKING STATEMENTS Forward Looking Statements and Other Important Cautions -- This presentation contains "forward - looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include, but are not limited to, the Company's plans related to clinical trials and financial condition. Forward - looking statements are based on current expectations and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially from those projected. Such risks and uncertainties include, but are not limited to, those related to patient enrollment, the effectiveness of buntanetap, and the timing, effectiveness, and anticipated results of the Company's clinical trials evaluating the efficacy, safety, and tolerabi lit y of buntanetap. Additional risk factors are detailed in the Company's periodic filings with the SEC, including those listed in the "Risk Factors" section of the Company's Annual Report on Form 10 - K and Quarterly Reports on Form 10 - Q. All forward - looking statements in this press release are based on information available to the Company as of the date of this release. The Company expressly disclaims any obligation to update or revise its forward - looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

3 Multiple neurotoxic proteins are implicated in Alzheimer’s disease Adapted from R. Peterson, Neurology 2018

Annovis' new approach to attack AD and PD

Chronic and acute brain insults lead to high iron levels, resulting in overexpression of neurotoxic proteins, impaired axonal transport, inflammation and neurodegeneration.

Amyloid β
Alzheimer's - Parkinson's



Tau
Tauopathies - AD, PD, FTD, CTE



aSynuclein
Parkinson's - Alzheimer's



TDP43
ALS, AD, PD, FTD, CTE



Attacking one neurotoxic protein results in minimal effect.

Buntanetap inhibits the production of multiple neurotoxic proteins simultaneously.

ANNOVIS 4

Alzheimer’s disease

6 ITT population: ADAS - Cog11 and ADCS - CGIC #/* p<0.05 ## p<0.01 ### p<0.001 # compared to baseline * compared to placebo

7 Buntanetap improves cognition in patients with mild, not moderate, AD # comparing to baseline * comparing to placebo */# p<0.05 ### p<0.001 From the ITT population: - AD patients were selected by pTau217 inclusion/exclusion. - Mild and moderate AD were determined by MMSE selection.

8 Buntanetap improves cognition in APOE4 carriers and non - carriers AD frequency reaches 91% in homo - and 47% in heterozygous ApoE4 carriers . ApoE4 carriers (+/ - & +/+): 66.5% in pTau217/t - Tau>4.2% population vs 22.6% in pTau217/t - Tau<4.2% population # comparing to baseline # p<0.05 ## p<0.01

Buntanetap improves cognition in patients
not on AChEIs and on AChEIs


ADAS-Cog11 (MMSE 21-24, pTau217/t-Tau ≥4.2%)
Non-AChE inhibitors, n=46
AChE inhibitors, n=54
Improvement
Difference between EOT and Baseline
5
0
-5
-10
2
-2
-4
-6
*
**
***
##
##
###
##
###
Placebo
7.5mg
15mg
30mg

comparing to baseline
* comparing to placebo
*/# p<0.05
**/## p<0.01
***/### p<0.001

ANNOVIS

10 Forest plot shows consistency and robustness of efficacy Per. slow of decline (%)Adjusted Mean DiffNo. patients (Bun 30 mg,Placebo)Subgroup Overall Age >=65 Apolipoprotein E4 Negative Positive Ethnicity Hispanic Or Latino Not Hispanic Or Latino Gender Female Male Race Black White 27, 24 25, 23 9, 7 18, 16 10, 6 17, 18 18, 16 9, 8 4, 21, 24 -2.209 -2.714 -3.62 -1.718 -1.774 -2.339 -1.394 -3.64 -1.734 7690.0 -842.3 432.6 3795.8 118.3 -767.4 879.7 -1037.3 6962.0 -4 -2 0 2 4 6 10 15 < Buntanetap Better Placebo Better >

11 Buntanetap is safe in APOE4 carriers and non - carriers in ITT AD population All Doses 30mg Buntanetap 15mg Buntanetap 7.5mg Buntanetap Placebo 121 38 38 45 38 APOE Carriers (N=159) 51 (42%) 12 (31.6%) 17 (44.7%) 22 (48.9%) 13 (34.2%) # TEAEs 17 (14%) 3 (7.9%) 6 (15.8%) 8 (17.8%) 1 (2.6%) # TEAEs Related to Study Drug 1 (2.5%) 1 (2.6%) 0 0 3 (7.9%) # Serious TEAEs 0 0 0 0 0 # Serious TEAEs Related to Study Drug 118 41 43 34 41 APOE Non - Carriers (N=159) 32 (27.1%) 17 (41.5%) 11 (25.6%) 4 (11.8%) 9 (22.0%) # TEAEs 6 (5.1%) 3 (7.3%) 2 (4.7%) 1 (2.9%) 1 (2.9%) # TEAEs Related to Study Drug 2 (1.7%) 2 (4.9%) 0 0 0 # Serious TEAEs 0 0 0 0 0 # Serious TEAEs Related to Study Drug AE = Adverse Event TEAE = Treatment Related Adverse Event

12 FDA cleared AD development p ath NDA Mild to moderate AD - 3 m Disease - modifying - 18 m Open Label We are here NDA Symptomatic - 6 m

13 FDA - cleared Phase 3 study: A randomized, double - blind, placebo - controlled, multicenter study of buntanetap in participants with early Alzheimer’s disease R 1:1 Placebo QD 30mg buntanetap QD 8 weeks screening 6/18 months treatment N=375 N=375 N=750 Key inclusion c riteria : • Diagnosis AD according to NIA and NIA - AA criteria (2024) • pTau217 level positive for AD • Age 55 to 85 • MMSE 21 - 28 Key clinical o utcome : Primary endpoints: • ADAS - Cog 13 • ADCS - iADL • vMRI

14 Path forward – Alzheimer’s disease 1. Buntanetap shows promising efficacy in early AD patients . 2 . FDA EOP2 meeting: • G ranted clearance to proceed with a pivotal Phase 3 study. • Aligned on development pathway with new crystal formulation. (one 6/18 - month trial) • S ubgroup analyses provided solid rational for design of the next trial. 3 . 6/18 - month trial is expected to start in Q1 2025 .

15 Thanks to all clinical trials participants and their families Annovis team: Maria Maccecchini Mike Christie Eve Damiano Cheng Fang Melissa Gaines Sarah MacCallum Andrew Walsh Blake Jensen Alexander Morin Hilda Maibach Maggie Wyatt Advisors: Marty Farlow Danny Laskowitz John Bennett Jeff Cummings Mark Espeland Brad Kolls Eric Tangalos Cathy Welsh - Bohmer Collaborators: DCRI TCM C2N CRL Frontage Frontida Morawek Pharmaron Pharmapace Quanterix WPI Wuxi

Parkinson’s disease

17 ITT population, cognitive impairment: MMSE and dementia stage *p<0.05

18 ITT population: MDS - UPDRS II and III

Per protocol population: MDS-UPDRS II, III, IV, total and MMSE


Improvement
Difference between EOT and Baseline
MDS-UPDRS Part II
(N=367)
1.5
1.0
0.5
0.0
-0.5
#
MDS-UPDRS Part III
(N=367)
1
0
-1
-2
-3
-4
-5
*
MDS-UPDRS Part IV
(N=367)
0.6
0.4
0.2
0.0
-0.2
-0.4
-0.6
*
MDS-UPDRS Total Score
(N=367)
Difference between EOT and Baseline
2
0
-2
-4
-6
*
Placebo
10mg
20mg


Improvement
MMSE
(N= 367)
Difference between EOT and Baseline
0.4
0.2
0.0
-0.2
-0.4
-0.6
*
Placebo
10mg
20mg
*p<0.05

In the *per protocol population*, the study showed statistically significant improvements in every primary and secondary endpoint.

ANNOVIS 19

20 Buntanetap is safe in ITT PD population All Doses 20mg Buntanetap 10 mg Buntanetap Placebo 774 173 174 176 297 (56.8%) 108 (62.4%) 98 (56.3%) 91 (51.7%) # Subjects with any AEs 287 (54.9%) 105 (60.7%) 96 (55.2%) 86 (48.9%) # Subjects with TEAEs 20 (3.8%) 11 (6.4%) 4 (2.3% ) 5 (2.8%) # Subjects with Serious TEAEs 82 (15.7%) 26 (15.9%) 28 (16.3%) 28 (15.9%) # Subjects with TEAEs Related to Study Drug 0 0 0 0 # Subjects with Serious TEAEs Related to Study Drug AE = Adverse Event TEAE = Treatment Related Adverse Event

21 Key learning and path forward – Parkinson’s disease 1. Buntanetap prevents worsening of cognition in ITT population - all treated patients. 2. Buntanetap improves cognitive function in patients with impaired cognition. 3. In per protocol population, buntanetap significantly improves MDS - UPDRS Part II, III, IV, t otal and MMSE . 4. Meeting with the FDA to determine development path forward will be held in Q1 2025 .

23 Financing of Annovis through two 6/18 - month pivotal studies ELOC: Equity L ine of Credit ATM: At the Market Offering $12 Million Cash on Hand • Maintained this level since June while completing preparatory work for the pivotal Phase 3 AD study. $50 Million ATM Facility Secured • Recently closed, providing enhanced financial flexibility. $14 Million Raised in 2024 via ELOC • Plan to keep this financing tool in place with an additional $30 million facility. $200+ Million in Financing Targeted • Exploring options to support progress into Phase 3. Estimated Costs for Pivotal Clinical Studies • 6/18 - month trials to demonstrate symptomatic and disease - modifying effects of Buntanetap are projected at $70 million each.

THANK YOU QUESTIONS?